TCW Galileo
Funds, Inc.

This prospectus tells you about the Class I shares of nine of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the funds in this prospectus as the Galileo Equity Funds.

TCW Galileo Aggressive Growth Equities Fund

TCW Galileo Convertible Securities Fund

TCW Galileo Earnings Momentum Fund

TCW Galileo Large Cap Growth Fund

TCW Galileo Large Cap Value Fund

TCW Galileo Select Equities Fund

TCW Galileo Small Cap Growth Fund

TCW Galileo Small Cap Value Fund

TCW Galileo Value Opportunities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

March 1, 2001

LOGO

Table of Contents


                                                 Page
General Fund Information

Investment Objectives and Principal
Strategies.........................................   3
Principal Risks....................................   4
Performance Summary................................   6
Fund Expenses and Expense Example..................  12

TCW Galileo Aggressive Growth Equities
Fund

Investment Objectives/Approach.....................  13
Main Risks.........................................  14

TCW Galileo Convertible Securities Fund

Investment Objectives/Approach.....................  15
Main Risks.........................................  16

TCW Galileo Earnings Momentum Fund

Investment Objectives/Approach.....................  17
Main Risks.........................................  18

TCW Galileo Large Cap Growth Fund

Investment Objectives/Approach.....................  19
Main Risks.........................................  20

TCW Galileo Large Cap Value Fund

Investment Objectives/Approach.....................  21
Main Risks.........................................  22

TCW Galileo Select Equities Fund

Investment Objectives/Approach.....................  23
Main Risks.........................................  24

TCW Galileo Small Cap Growth Fund

Investment Objectives/Approach.....................  25
Main Risks.........................................  26

TCW Galileo Small Cap Value Fund

Investment Objectives/Approach.....................  27
Main Risks.........................................  28

TCW Galileo Value Opportunities Fund

Investment Objectives/Approach.....................  29
Main Risks.........................................  30

Risk Considerations................................  31
Management of the Funds............................  34
Multiple Class Structure...........................  37

Your Investment

Account Policies and Services......................  38
To Open an Account/To Add to an Account............  40
To Sell or Exchange Shares.........................  41
Distributions and Taxes............................  43
Financial Highlights...............................  44
 For More Information..............................  53

General Fund Information

Investment Objectives and Principal Strategies

All of the Galileo Equity Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.


TCW Galileo Funds, Inc.                            Investment Objectives                Principal Investment Strategies
TCW Galileo Aggressive Growth               Long-term capital appreciation     Invests in equity securities issued by
Equities Fund                                                                   companies that appear to offer superior
                                                                                growth prospects.
TCW Galileo Convertible Securities Fund     High total return from current     Invests in convertible securities.
                                            income and capital appreciation
TCW Galileo Earnings Momentum Fund          Long-term capital appreciation     Invests in equity securities of companies
                                                                               experiencing or expected to experience
                                                                               accelerating earnings growth.
TCW Galileo Large Cap Growth Fund           Long-term capital appreciation     Invests in equity securities of large
                                                                               capitalization U.S. companies with above
                                                                               average earnings prospects.
TCW Galileo Large Cap Value Fund            Long-term capital appreciation     Invests in equity securities of large
                                                                               capitalization value companies.
TCW Galileo Select Equities Fund            Long-term capital appreciation     Invests in common stock of large
                                                                               capitalization companies.
TCW Galileo Small Cap Growth Fund           Long-term capital appreciation     Invests in equity securities issued by small
                                                                               capitalization growth companies.
TCW Galileo Small Cap Value Fund            Long-term capital appreciation     Invests in equity securities issued by small
                                                                               capitalization value companies.
TCW Galileo Value Opportunities Fund        Long-term capital appreciation     Invests in equity securities of companies with
                                                                               market capitalizations between $500 million
                                                                               and $5 billion.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of a Fund represent an investment of securities with fluctuating market prices, the value of Fund shares will vary as each Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

 .  MARKET RISK

   There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.



 .  SECURITIES SELECTION RISK

   There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .  PRICE VOLATILITY

   There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Aggressive Growth Equities, Earnings Momentum and Small Cap Growth Funds are subject to greater price volatility than other funds because they invest primarily in securities of small or medium sized companies.

Each Fund may also be subject (in varying degrees) to the following risks:

 .  LIQUIDITY RISK

   There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Earnings Momentum, Aggressive Growth Equities, Small Cap Growth, Small Cap Value, and Value Opportunities Funds are subject to liquidity risk because they invest primarily in securities of small or medium sized companies. The Convertible Securities Fund is subject to liquidity risk because it may invest in lower quality securities.

 .  FOREIGN INVESTING RISK

   There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. Each Fund is subject to foreign investing risk because it may invest in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Fund may hold various foreign currencies, the value of the net assets of these Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

 .  JUNK BONDS

   These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The Convertible Securities Fund's portfolio consists, at times, primarily of below investment grade corporate securities.

   Each Fund may be more susceptible to some of the risks discussed on the previous page than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 31.

Because each Fund is non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The two tables below show each Fund's annual returns and its long-term performance with respect to its Class I shares. The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership of each Fund which were managed by an affiliate of TCW Investment Management Company using the same investment strategy as the Funds'. The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnerships were not registered under the 1940 Act and, therefore, were not subject to certain investment restrictions imposed by the 1940 Act. If the limited partnerships had been registered under the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended their performance might have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                         Year by year total return (%)
                          as of December 31 each year*

                  TCW Galileo Aggressive Growth Equities Fund


   60.66%         12.38%     12.65%      63.30%     127.59%     -33.20%

    1995            1996      1997       1998        1999      2000


*The Fund's total
 return for the
period October 31,
 2000 to December
 31, 2000
 is: -29.70%


                    TCW Galileo Convertible Securities Fund



         33.28% 14.57% 20.10% -6.71% 22.61% 15.02%  19.26%  12.52% 39.04% -1.32%


          1991   1992   1993   1994   1995   1996    1997    1998   1999   2000

 *The Fund's total
 return for the
 period October
 31, 2000 to
 December 31,
 2000 is: -11.56%

                      TCW Galileo Earnings Momentum Fund


             -5.70%    26.43%    10.56%     9.94%     7.45%    66.03%   -21.10%


              1994      1995      1996      1997      1998      1999      2000


*The Fund's
total return
for the period
October  31,
2000 to
December
31, 2000 is:
-12.25%

                       TCW Galileo Large Cap Growth Fund



             59.15%     56.45%    -25.34%


              1998      1999      2000


*The Fund's
total return
for the period
October 31,
2000 to
December 31,
2000 is: -18.34%

                        TCW Galileo Large Cap Value Fund



      18.99%     12.82%    11.59%


       1998       1999      2000

*The Fund's
total return
for the period
October 31,
2000 to
December 31,
2000 is: -3.36%

  TCW Galileo Select Equities Fund


      10.85%  22.93%  -7.04%   26.45%  20.58%  22.70%   37.97%   42.95%   -6.21%


       1992    1993    1994     1995    1996    1997     1998     1999      2000


*The Fund's
total return
for the period
October 31,
2000, to December 31, 2000
is: --15.29%


TCW Galileo Small Cap Growth Fund

     81.09%  2.74%  13.06% -4.38% 64.29%  17.63%  14.37%  20.26% 126.05% -38.31%


       1991   1992   1993   1994   1995    1996    1997    1998    1999    2000


*The Fund's total
return for the
period October
31, 2000 to
December 31,
2000 is:
-25.13%

     TCW Galileo Value Opportunities Fund

                17.10%    0.30%     25.06%    38.26%


                 1997      1998      1999      2000


*The Fund's total
return for the
period October
31, 2000 to
December 31,
2000 is: 5.02%

The Small Cap Value Fund does not have a full calendar year of performance. Thus no bar charts or annual return tables are included for the Fund.

            Best and worst quarterly performance during this period



         Fund                                 Performance
 .Aggressive Growth Equities Fund
  Quarter ending December 31, 1999           65.37% (Best)
  Quarter ending December 31, 2000           -38.95% (Worst)
 .Convertible Securities Fund
  Quarter ending December 31, 1999           24.80% (Best)
  Quarter ending December 31, 2000           -16.38% (Worst)
 .Earnings Momentum Fund
  Quarter ending December 31, 1999           40.88% (Best)
  Quarter ending December 31, 2000           -24.71% (Worst)
 .Large Cap Growth Fund
  Quarter ending December 31, 1999           36.06% (Best)
  Quarter ending December 31, 2000           -25.34%(Worst)
 .Large Cap Value Fund
  Quarter ending December 31, 1998           20.90% (Best)
  Quarter ending September 30, 1999          -11.51% (Worst)
 .Select Equities Fund
  Quarter ending December 31, 1999           31.15% (Best)
  Quarter ending December 31, 2000           -18.70%(Worst)
 .Small Cap Growth Fund
  Quarter ending December 31, 1999           80.24% (Best)
  Quarter ending December 31, 2000           -36.92% (Worst)
 .Value Opportunities Fund
  Quarter ending December 31, 1998           28.55% (Best)
  Quarter ending September 30, 1998          -21.03% (Worst)

Average annual total return as of                                                                             From
December 31, 2000                                                         1 year          5 years           Inception
                                                                                                           or 10 years
  .  Aggressive Growth Equities Fund                                      -33.30%           25.70%               30.48%
            S&P 400 Mid-Cap                                                17.49%           20.41%               20.72%
  .  Convertible Securities Fund                                           -1.32%           16.19%               16.08%*
            First Boston Convertible Securities Index                      -7.83%           13.22%               14.72%*
  .  Earnings Momentum Fund                                               -21.10%           11.34%               12.85%
            Russell 2000 Index                                             -3.03%           10.31%               12.19%
  .  Large Cap Growth Fund                                                -25.34%             N/A                22.02%
            S&P/BARRA Growth Index                                        -22.07%             N/A                13.43%
  .  Large Cap Value Fund                                                  11.59%             N/A                14.33%
            S&P/BARRA Value Index                                           6.09%             N/A                11.58%
  .  Select Equities Fund                                                  -6.21%           22.31%               18.59%
            S&P 500                                                        -9.10%           18.33%               16.80%
  .  Small Cap Growth Fund                                                -38.31%           17.67%               22.25%*
            Russell 2000 Index                                             -3.03%           10.31%               15.53%*
  .  Value Opportunities Fund                                              38.26%             N/A                20.87%
            Russell Mid-Cap Value                                           4.94%             N/A                15.18%

* Represents the 10 year return

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

FEE TABLE

                                     Aggressive                                                         Small                Value
                                       Growth    Convertible  Earnings  Large Cap  Large Cap   Select    Cap    Small Cap    Oppor-
                                      Equities    Securities  Momentum    Growth     Value    Equities  Growth    Value     tunities
Shareholder Transaction Fees

 1)  Redemption Fees................       None         None      None       None       None      None    None       None      None
 2)  Exchange Fees..................       None         None      None       None       None      None    None       None      None
 3)  Contingent Deferred Sales
Load................................       None         None      None       None       None      None    None       None      None
 4)  Maximum Sales Charge (Load) on
Reinvested Dividends................       None         None      None       None       None      None    None       None      None

 5)  Maximum Sales Charge (Load) on
Purchases...........................       None         None      None       None       None      None    None       None      None

Annual Fund Operating Expenses

    Management Fees.................       1.00%        0.75%     1.00%      0.55%      0.55%     0.75%   1.00%      1.00%     0.80%
    Distribution (12b-1) Fees.......       None         None      None       None       None      None    None       None      None
    Other Expenses..................       0.13%        0.31%     0.54%      0.75%      0.24%     0.13%   0.12%      0.55%     0.35%
    Total Annual Fund Operating
        Expenses....................       1.13%        1.06%   1.54%1       1.04%      0.79%     0.85%   1.12%    1.55%/2/    1.15%

/1/The Adviser coluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating Expenses to 1.52% of Net Assets through October 31, 2000.
/2/Fund has an operating history of less than six months. Annual Fund Operating Expenses limited by an expense cap applicable through December 31, 2001.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                        1 Year    3 Years   5 Years    10 Years
 Aggressive Growth Equities........     $  115    $   359       622    $  1,375
 Convertible Securities............        108        337       585       1,294
 Earnings Momentum.................        157        486       839       1,834
 Large Cap Growth..................        111        347       601       1,329
 Large Cap Value...................         81        252       439         978
 Select Equities...................         88        274       477       1,061
 Small Cap Growth..................        114        356       617       1,363
 Small Cap Value...................        157        487       841       1,839
 Value Opportunities...............        117        365       633       1,398

TCW Galileo Aggressive Growth Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund anticipates that at least 65% of the value of its total assets will be invested (except when maintaining a temporary defensive position) in equity securities in issuers which are characterized as "growth companies according to criteria established by the Adviser. These securities include common and preferred stock and convertible securities. In managing the Fund's investments, the Adviser will focus on emerging companies that exhibit this characteristic.


Concepts to understand
----------------------

Emerging growth companies are companies that are likely to show rapid growth through reinventing an existing industry or pioneering a new industry.

                         The Adviser utilizes a "bottom-up" approach to identify securities for investment. First, the Adviser uses quantitative and qualitative criteria to screen companies. The Adviser then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least some of the following factors:

                         . a demonstrated record of consistent earnings growth or the potential to grow earnings

                         .    an ability to earn an attractive return on equity

                         . a price/earnings ratio which is less than the Adviser's internally estimated three-year earnings growth rate

                         .    a large and growing market share

                         .    a strong balance sheet

                         . significant ownership interest by management and a strong management team.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                         Christopher J. Ainley and Douglas S. Foreman are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade.

TCW Galileo Convertible Securities Fund

Investment Objectives/Approach

The Fund seeks high total return from current income and capital appreciation. To pursue this goal, the Fund (except when maintaining a temporary defensive position) invests at least 65% of the value of its total assets in convertible securities.

In managing the Fund's investments, the Adviser typically considers the following factors when determining which securities to select:


Concepts to understand
----------------------

Convertible securities are corporate securities that may be exchanged for a set number of shares of common stock or other securities, such as warrants or options of the issuer at a predetermined price (the conversion price). They can include debt obligations and [preferred] stock of the company issuing the security and generally offer lower interest or dividend yields than non-convertible securities of similar quality.


                    . the Adviser's own evaluations of the creditworthiness of the issuers of the securities using traditional credit analysis

                    . the interest or dividend income generated by the securities

                    . the potential for capital appreciation of the securities and the underlying common stocks

                    . the protection against price declines relative to the underlying common stocks

                    . the prices of the securities relative to other comparable securities

                    .    whether the securities have protective conditions

                    .    the diversification of the Fund's investments

                    .    the ratings assigned to the securities

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                    Kevin A. Hunter and Thomas D. Lyon are the Fund's portfolio managers.

Main Risks

The Fund holds primarily convertible securities, which may go up or down in value, in accordance with moves in the convertible securities' underlying stock, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. A convertible security may lose all of its value if the value of the underlying common stock falls below the conversion price of the security.

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund may be subject to greater credit risk, because it invests in convertible debt securities that are below investment grade. These securities rated below investment grade are also commonly known as "junk" bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Debt securities that are rated below investment grade are considered to be speculative. This is especially true during periods of economic uncertainty or during economic downturns. Accordingly, the Fund's investment in junk bonds entails a greater risk than an investment in higher rated securities. Below investment grade securities are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The lower a bond is rated, the greater its credit risk. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality securities. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and changes in currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Earnings Momentum Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of companies experiencing or expected to experience accelerating earnings growth. The Fund will invest primarily in common stocks, but may also invest in convertible securities, warrants, options and foreign securities.


Concepts to understand
----------------------

Earnings acceleration is the pattern of increasing rate of growth in a company or industry is typically triggered by a change that causes fundamentals to improve.

                         The Adviser uses a "bottom-up" approach to identify industries or companies that are experiencing or expected to experience an acceleration in earnings growth. It monitors the following changes in an attempt to identify these companies:

                    . changes in general economic, political or demographic trends

                    .    development of new products or technology

                    .    changes in consumer attitudes

                    .    changes in a company's competitive advantage

                    .    changes in the way a company is operated or valued

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realize gains, for investors.

                    Richard C. Farr and Lisa Zeller are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility," "liquidity risk" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-sized companies may be less liquid than the securities of large-sized companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes include higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Large Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization U.S. companies with above-average earnings prospects. It will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in companies with a market capitalization of greater than $3 billion at the time of purchase.


Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Growth companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high levels of growth gain.

                    In managing the Fund's investments, the Adviser seeks to invest in companies that will have reported earnings that exceed analysts' expectations (i.e., potential for earnings surprises). The Adviser utilizes "bottom-up" fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

                    .    making company visits

                    .    attending industry conferences

                    .    maintaining communication with company management

                    The Adviser then uses the information that it has obtained from its fundamental research to analyze the company's long-term growth potential, future earnings and cash flow.

                    The Adviser uses quantitative and qualitative screening criteria to determine which companies to subject to its fundamental analysis.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                    Wendy S. Barker and Douglas S. Foreman are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility risk because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Large Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value its total assets in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. The Fund will invest mostly in "value companies."


Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

                    In managing the Fund's investments, the Adviser seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Adviser utilizes bottom-up fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

                    .    making company visits

                    .    financial screening to identify companies

                    . maintaining a disciplined approach to stock selection and portfolio construction

                    The Adviser will use both quantitative and qualitative screening criteria to supplement the scope of fundamental research.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased gains, for investors.

                    Thomas K. McKissick and N. John Snider are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Select Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.


Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

                         To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 65% of the value of its total assets will be invested in equity securities of these companies. In implementing its investment policy, the Fund may purchase and sell convertible securities and foreign securities.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, in the Adviser's opinion the security becomes fully valued, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

             Glen E. Bickerstaff is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although the Fund is subject to price volatility because of its stock investments, it is subject to less price volatility than funds that invest in the securities of smaller companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short-term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Small Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor's Small Cap 600 Index.


Concepts to understand
----------------------

Small-Sized Companies seek long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

                         In managing the Fund's investments, the Adviser pursues a small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis to screen potential investments and to continuously monitor securities in the Fund's portfolio.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

             Douglas S. Foreman, Christopher J. Ainley and Nicholas J. Capuano are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

TCW Galileo Small Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by value companies with market capitalizations, at the time of acquisition, within the range of the companies comprising the Standard & Poor's Small Cap 600 Index. These securities include common and preferred stocks, rights or warrants to purchase common or preferred stock and convertible securities.


Concepts to understand
----------------------

Undervalued Assets: When a company's securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Adviser's estimate of the company's 24 month sustainable earnings.

Emerging Growth Company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

                         In managing the Fund's investments, the Adviser looks to invest the Fund's assets in the equity securities of companies that are in one or more of the following situations:

                         . have undervalued assets or undervalued growth potential

                         .    are in a turnaround situation

                         .    are emerging growth companies

                         The Adviser performs fundamental analysis on each company. This includes a review of available financial and other business information, company visits and management interviews.

Investments will be sold for reasons such as when it is judged by the Adviser that a company will not achieve anticipated results or when the investment becomes fully valued.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

             Nicholas F. Galluccio and Susan I. Schottenfeld are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

TCW Galileo Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities of companies with market capitalizations between $500 million and $5 billion. These equity securities include common and preferred stocks, rights or warrants to purchase common stock and convertible securities.


Concepts to understand
----------------------

Undervalued Assets: When a company's securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Adviser's estimate of the company's 24 month sustainable earnings.

Emerging Growth company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

Emerging Growth Company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

                         In managing the Fund's investments, the Adviser looks to invest the Fund's assets in the equity securities of companies that are in one or more of the following situations:

                         .    have undervalued assets

                         .    have undervalued growth potential

                         .    are in a turnaround situation

                         .    are emerging growth companies

                         The Adviser also utilizes fundamental analysis on each company. This includes a review of available financial information, company visits and management interviews.

Investments will be sold for reasons such as when it is judged by the Adviser that a company will not achieve anticipated results or when the investment becomes fully valued.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

            Nicholas F. Galluccio and Susan I. Schottenfeld are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.


                         Prices of many securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

                         The Adviser may temporarily invest up to 100% of a Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.


General Investment Risk
-----------------------

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up.


Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.


Foreign Investing
-----------------



                         Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of the Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign security will decrease.

                         As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, certain of the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these services, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Credit Risk
-----------

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Because convertible securities may be rated below investment grade, they are subject to greater credit risk.

The Funds may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those debt securities rated below investment grade are also commonly known as "junk bonds". These securities are regarded as bonds predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Funds' investment objective will be more dependent on the adviser's analysis than would be the case if the Funds were investing in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. More, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Adviser to accurately value certain portfolio securities.

Each of the Galileo Equity Funds is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, each Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

Non-Diversified Status
----------------------

Because a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Certain of the Funds will invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

European Economic and Monetary Union
                  ------------------

Many European countries have adopted or are in the process of adopting a single European currency referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by a Fund.

                         Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected:
                         (i) if the euro, or EMU as a whole does not take affect; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2000, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $80 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

   Portfolio Manager(s)                                Business Experience During Last Five Years*
 Christopher J. Ainley       Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                             West.

 Wendy S. Barker             Managing Director, the Adviser, TCW Asset Management Company and Trust Company of
                             the West.

 Glen E. Bickerstaff         Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                             West since May 1998. Previously, he was senior portfolio manager and Vice President of
                             Transamerica Investment Services.

 Nicholas J. Capuano         Managing Director, the Adviser, TCW Asset Management Company and Trust Company of
                             the West.
 Richard C. Farra            Managing Director, the Adviser, TCW Asset Management Company and Trust Company of
                             the West. Previously, he was managing director of the Domestic Equity Group of ARCO
                             Investment Management Company, a subsidiary of Atlantic Richfield Company (ARCO).

 Douglas S. Foreman          Group Managing Director and Chief Investment Officer-U.S. Equities, the Adviser, TCW Asset
                             Management Company and Trust Company of the West.

 Nicholas F. Galluccio       Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                             West.

 Kevin A. Hunter             Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                             West.

 Thomas D. Lyon              Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                             West since November, 1997. Previously, he was Vice President--Portfolio Management
                             with Transamerica Investment Services.

 Thomas K. McKissick         Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                             West.

 Susan I. Schottenfeld       Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                             West.

 N. John Snider              Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West
                             since April 2000.  Previously Mr. Snider was a Vice President and Portfolio Manager at
                             Provident Investment counsel from October 1998 to April 2000.  Prior to that, he was a portfolio manager at Arco Investment Management Company.

 Lisa Zeller                 Managing Director, the Adviser, TCW Asset Management Company and Trust Company of
                             the West.

*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreements

The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

              Fund            Annual Management Fee (As Percent of Average Net Asset Value)
Aggressive Growth Equities                                 1.00%
Convertible Securities                                     0.75%
Earnings Momentum                                          1.00%
Large Cap Growth                                           0.55%
Large Cap Value                                            0.55%
Select Equities                                            0.75%
Small Cap Growth                                           1.00%
Small Cap Value                                            1.00%
Value Opportunities Fund                                   0.80%

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Class I shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's transfer agent from dealers, brokers or other service providers after NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent generally prior to 8:00 a.m. Eastern time on the next day. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

Minimums

                                        Initial       Additional       IRA          Additional IRA
All Equity Funds                        $25,000       $5,000          $2,000             $500

The TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

 .  amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call
(800) 248-4486 to ensure that your signature guarantee will be processed correctly.


Exchange privilege

You can exchange from one Class I Galileo Fund into another. You must meet the investment minimum for the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $25,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.


Large Redemption Amounts
------------------------

Each Fund also reserves the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations ( for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

                         Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

                         . refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

                         . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

                         . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

                 TO OPEN AN ACCOUNT                                    TO ADD TO AN ACCOUNT
In Writing

Complete the New Account Form. Mail your
New Account Form and a check made payable
to TCW Galileo _________ Fund to:
                  Via Regular Mail
TCW Galileo Funds, Inc.                               (Same, except that you should include a note
                                                      specifying
PFPC Inc.                                             the Fund name, your account number, and the name(s)
P.O. Box 8909                                         your account is registered in.)
Wilmington, DE  19899-8909

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE 19809

By Telephone

Please contact the Investor Relations Department at (800) FUND TCW (386-3829)for New Account Form.

Wire: Have your bank send your investment to:         (Same)

PNC Bank, Philadelphia PA
ABA No. 031-0000-53
Account No. 86-1282-4023
FBO TCW Galileo _______ Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the Transfer Agent at (800) 248-4486 or the Investor Relations Department at
(800) FUND TCW (386-3829). The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds at
(800) FUND TCW (386-3829) or your investment representative at TCW Galileo
Funds.

                   TO SELL OR EXCHANGE SHARES
By Mail

Write a letter of instruction that includes:
 .  your name(s) and signature(s) as on the account form
 .  your account number
 .  the Fund name
 .  the dollar amount you want to sell or exchange
 .  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services--Selling
Shares").

Mail your letter of instruction to:

Via Regular Mail
TCW Galileo Funds, Inc.
PFPC Inc.
P.O. Box 8909
Wilmington, DE 19899-8909

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE 19809

By Telephone

Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $25,000 or more.
Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.



                         To reach the Transfer Agent, PFPC Inc., call toll free in the U.S.

                         (800) 248-4486
                         Outside the U.S.
                         (302) 791-3535 (collect)

                         To reach your investment
                         representative or the Investor Relations Department at TCW Galileo Funds, call toll free in the U.S.

                         (800) 386-3829

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund will be declared and paid annually except for the Convertible Securities Fund, which will declare and pay dividends quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Aggressive Growth Equities Fund

                                                                                                              June 3, 1996
                                                                                                             (Commencement
                                                                                                             of Operations)
                                                                                  Year Ended                    through
                                                                                  October 31                   October 31,
                                                             ----------------------------------------------- --------------
                                                               2000            1999        1998       1997        1996
 Per-Share Data ($)
 Net asset value, beginning of period                        $  22.29        $  11.35    $  9.40    $   9.19   $     10.00
                                                             -------------------------------------------------------------
 Investment operations:
 Investment income (loss)--net                                  (0.25)          (0.14)     (0.11)      (0.08)        (0.03)
 Net realized and unrealized gain (loss) on investments          8.80           12.68       2.06        0.29         (0.78)
                                                             -------------------------------------------------------------
 Total from investment operations                                8.55           12.54       1.95        0.21         (0.81)
                                                             -------------------------------------------------------------
 Distributions:
 Dividends from net realized gains on investments           (2.73)          (1.60)        --          --            --
                                                             -------------------------------------------------------------
 Net asset value, end of period                              $  28.11        $  22.29    $ 11.35    $   9.40   $      9.19

 Total return                                                   40.14%         121.34%     20.74%       2.28%        (8.10)%/1/

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                       $254,452        $168,193    $84,904    $135,850   $    92,430

Ratio of expenses to average net assets                          1.13%           1.14%      1.17%       1.12%         1.20%/2,3/
 Ratio of net income (loss) to average net assets               (0.82)%         (0.79)%    (1.03)%     (0.86)%       (0.80)%/2/
 Portfolio turnover rate                                        44.85%          64.12%     55.36%      50.45%        19.19%/1/

/1/ For the period June 3, 1996 (commencement of operations) through October 31, 1996 and not indicative of a full year's operating results.
/2/ Annualized.
/3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.20% of net assets through December 31, 1996. Had such action not been taken, total annualized operating expenses, as a percentage of average new assets, would have been 1.27% for the period June 3, 1996 (commencement of operations) through October 31, 1996.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Convertible Securities Fund

                                                                                        June 3, 1996
                                                                                       (Commencement
                                                                                       of Operations)
                                                                Year Ended                through
                                                                October 31               October 31,
                                                      ------------------------------   --------------
                                                       2000        1999       1998          1997
 Per-Share Data ($)
 Net asset value, beginning of period                 $ 12.66    $ 10.53   $   11.41   $        10.00
 Investment operations:
 Investment income--net                                  0.40       0.41        0.37             0.31
 Net realized and unrealized gain on investments         3.63       2.56       (0.08)            1.43
                                                      -----------------------------------------------
 Total from investment operations                        4.03       2.97        0.29             1.74
 Distributions:
 Dividends from net investment income                   (0.40)     (0.34)      (0.37)           (0.33)
 Dividends in excess of net investment income           (0.05)        --       (0.05)              --
 Dividends from net realized gains on investments       (1.07)     (0.50)      (0.75)              --
                                                      -----------------------------------------------
 Total Distributions                                    (1.52)     (0.84)      (1.17)           (0.33)
 Net asset value, end of period                       $ 15.17    $ 12.66   $   10.53   $        11.41

 Total return                                           33.59%     29.68%       2.69%           17.66%/1/

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                $73,628    $49,830   $  27,388   $       36,890
 Ratio of expenses to average net assets                 1.06%      1.03%       1.05%/3/         0.95%/2,3/
 Ratio of net income to average net assets               2.64%      3.53%       3.34%            3.54%/2/
 Portfolio turnover rate                               193.02%    150.91%     139.65%          141.43%/1/

/1/ For the period January 2, 1997 (commencement of operations) to October 31, 1997 and not indicative of a full year's operating results.
/2/ Annualized.
/3/ The Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.95% of net assets through December 31, 1997 and 1.05% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.51% for the period January 2, 1997 (commencement of operations) through October 31, 1997 and 1.16% for the year ended October 31, 1998.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Earnings Momentum Fund

                                                                                   Year Ended October 31
                                                           --------------------------------------------------------------------
                                                             2000            1999           1998           1997           1996
 Per-Share Data ($)
 Net asset value, beginning of period                      $   15.12        $ 10.56       $  13.87       $  13.01       $ 11.47
                                                           --------------------------------------------------------------------
 Investment operations:
 Investment income (loss)--net                                 (0.19)         (0.16)         (0.14)         (0.12)        (0.11)
 Net realized and unrealized gain on investments                4.11           5.26          (2.20)          1.98          1.72
                                                           --------------------------------------------------------------------
 Total from investment operations                               3.92           5.10          (2.34)          1.86          1.61
                                                           --------------------------------------------------------------------
 Distributions:
 Dividends from net realized gains on investments              (3.35)         (0.54)         (0.97)         (1.00)        (0.07)
                                                           --------------------------------------------------------------------
 Total Distributions                                           (3.35)         (0.54)         (0.97)         (1.00)        (0.07)
 Net asset value, end of period                            $   15.69        $ 15.12       $  10.56       $  13.87       $ 13.01

 Total return                                                  26.67%         50.23%       (17.76)%         15.53%        13.99%

 Ratios/Supplemental Data:
 Net assets, end of year ($ x 1,000)                       $   6,651        $21,838       $ 32,299       $101,667       $77,994
 Ratio of expenses to average net assets                        1.52%/1/       1.46%          1.27%          1.17%         1.13%
 Ratio of net income (loss) to average net assets               1.08%         (1.30)%        (1.10)%        (0.96)%       (0.82)%
 Portfolio turnover rate                                      152.72%        118.87%         51.25%         93.06%        99.03%

/1/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.14% of net assets through December 31, 1995 and the average of the total expense rates as reported by Lipper Analytical Services, Inc. for the Fund's investment objective which is subject to change on a monthly basis through October 31, 2000. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.54% for the year ended October 31, 2000.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Growth Fund

                                                                                             June 3, 1998
                                                                                            (Commencement
                                                                                            of Operations)
                                                                                               through
                                                               Year Ended October 31          October 31,
                                                              ------------------------      ---------------
                                                                2000           1999              1998
 Per-Share Data ($)
 Net asset value, beginning of period                         $ 16.58        $ 11.18           $     10.00
                                                              --------------------------------------------
 Investment operations:
 Investment income (loss)--net                                  (0.09)         (0.09)                   --
 Net realized and unrealized gain (loss) on investments          2.42           6.00                  1.18
                                                              --------------------------------------------
 Total from investment operations                                2.33           5.91                  1.18
                                                              --------------------------------------------
 Distributions:
 Distributions from Net Realized Gains                          (0.94)         (0.51)                   --
                                                              --------------------------------------------
 Net asset value, end of period                               $ 17.97        $ 16.58           $     11.18

 Total return                                                   13.97%         54.59%                11.80%/1/

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                        $26,247        $23,164           $     7,800
 Ratio of expenses to average net assets                         1.04%          1.30%                 0.91%/2,3/
 Ratio of net income (loss) to average net assets                0.46%         (0.64)%               (0.07)%/2/
 Portfolio turnover rate                                       113.62%         78.02%                50.76%/1/

/1/ For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
/2/ Annualized
/3/ The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.91% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.53% for the period June 3, 1998 (commencement of operations) through October 31, 1998.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Value Fund

                                                                                           June 3, 1998
                                                                                          (Commencement
                                                                                          of Operations)
                                                                                             through
                                                              Year Ended October 31         October 31,
                                                           ---------------------------    --------------
                                                              2000             1999            1998
Per-Share Data ($)
 Net asset value, beginning of period                      $  11.82          $ 10.12         $     10.00
                                                           ---------------------------------------------
 Investment operations:
 Investment income--net                                        0.10             0.09                0.04
 Net realized and unrealized gain (loss) on investments        2.31             1.66                0.08
                                                           ---------------------------------------------
 Total from investment operations                              2.41             1.75                0.12
                                                           ---------------------------------------------
Distributions:
Distributions from net investment income                      (0.11)           (0.05)                 --
                                                           ---------------------------------------------
 Net asset value, end of period                            $  14.12          $ 11.82         $     10.12

 Total return                                                 20.46%           17.30%               1.20%/1/

 Ratios/Supplemental Data
 Net assets, end of period ($ x 1,000)                     $134,388          $66,234         $     7,505
 Ratio of expenses to average net assets                       0.79%            0.85%               0.55%/2,3/
 Ratio of net income (loss) to average net assets              0.75%            0.79%               1.04%/2/
 Portfolio turnover rate                                     108.54%          142.36%              83.84%/1/

/1/ For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
/2/ Annualized.
/3/ The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.48% for the period June 3, 1998 (commencement of operations) through October 31, 1998.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Select Equities Fund

                                                                                Year Ended October 31
                                                           -----------------------------------------------------------
                                                             2000           1999        1998        1997        1996
 Per-Share Data ($)
 Net asset value, beginning of year                        $  20.69       $  16.89    $  19.29    $  15.93    $  13.69
                                                           -----------------------------------------------------------
 Investment operations:
 Investment income (loss)--net                                (0.08)         (0.07)      (0.02)       0.01        0.11
 Net realized and unrealized gain (loss) on investments        5.99           6.32        3.38        3.57        2.18
                                                           -----------------------------------------------------------
 Total from investment operations                              5.91           6.25        3.36        3.58        2.29
                                                           -----------------------------------------------------------
 Distributions:
 Dividends from net investment income                            --             --          --       (0.02)      (0.05)
 Dividends from net realized gains on investments             (0.92)         (2.45)      (5.76)      (0.20)         --
                                                           -----------------------------------------------------------
 Total Distributions                                           0.92)         (2.45)      (5.76)      (0.22)      (0.05)
                                                           -----------------------------------------------------------
 Net asset value, end of year                              $  25.68       $  20.69    $  16.89    $  19.29    $  15.93

 Total return                                                 29.38%         42.12%      23.83%      22.68%      16.79%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                     $607,897       $288,546    $184,865    $156,113    $231,302
 Ratio of expenses to average net assets                       0.85%/1/       0.88%       0.86%       0.83%       0.82%
 Ratio of net income (loss) to average net assets             (0.31)%        (0.39)%     (0.14)%      0.08%       0.18%
 Portfolio turnover rate                                      52.37%         48.29%     103.51%      39.22%      39.58%

/1/ The Adviser has voluntarily agreed to reduce its fees, orto pay the operating expenses of the Fund, to the extent necessaryto limit the annual ordinary operating expenses of the Fund to the average of the total expense rates as reported by Lipper Analytical Services, Inc. for the Fund's investment objective which is subject to change on a monthly basis through October 31, 2000. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 0.86% for the year ended October 31, 2000.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Small Cap Growth Fund

                                                                                 Year Ended October 31
                                                                -------------------------------------------------------
                                                                  2000       1999        1998        1997        1996
 Per-Share Data ($)
 Net asset value, beginning of year                             $  30.81   $  16.48    $  18.74    $  17.17    $  13.53
                                                                -------------------------------------------------------
 Investment operations:
 Investment income (loss)--net                                     (0.32)     (0.22)      (0.18)      (0.15)      (0.13)
 Net realized and unrealized gain (loss) on investments             9.29      14.82       (0.90)       1.91        4.08
                                                                -------------------------------------------------------
 Total from investment operations                                   8.97      14.60       (1.08)       1.76        3.95
                                                                -------------------------------------------------------
 Distributions:
 Dividends from net investment income                                 --         --          --          --       (0.01)
 Dividends from net realized gains on investments                  (2.07)     (0.27)      (1.18)      (0.19)      (0.30)
                                                                -------------------------------------------------------
 Total Distributions:                                              (2.07)     (0.27)      (1.18)      (0.19)      (0.31)
                                                                -------------------------------------------------------
 Net asset value, end of year                                   $  37.71   $  30.81    $  16.48    $  18.74    $  17.17

 Total return                                                      28.91%     89.63%      (5.98)%     10.38%      29.73%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                          $375,377   $240,792    $116,050    $144,756    $132,444
 Ratio of expenses to average net assets                            1.12%      1.14%       1.13%       1.14%       1.14%
 Ratio of net income (loss) to average net assets                  (0.74)%    (0.94)%     (0.95)%     (0.89)%     (0.76)%
 Portfolio turnover rate                                           50.94%     74.52%      63.67%      60.52%      45.43%

Financial Highlights

The Financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had invested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Small Cap Value Fund


                                                             June 14, 2000
                                                            (Commencement
                                                            of Operations)
                                                               through
                                                           October 31, 2000
                                                           ----------------
Per-Share Data ($)
Net asset value, beginning of period                            $10.00
                                                           ----------------
Investment operations:
Investment income-net                                              --
Net realized and unrealized gain (loss) on investments            0.97
                                                           ----------------
Total from investment operations                                  0.97
                                                           ----------------
Net asset value, end of period                                   10.97


Total return                                                      9.70%/1/


Ratios/Supplemental Data
Net assets, end of period ($ x 1,000)                           $1,078
Ratio expenses to average net assets                              1.55%/2//3/
Ratio of net income (loss) to average net assets                   -  %/2//4/
Portfolio turnover rate                                          32.81%/1/


/1/ For the period June 14, 2000 (commencement of operations) through October 31, 2000 and not indicative of a full year's operating results.
/2/ Annualized.
/3/ The Adviser has coluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to the average of the total expense rates as reported by Lipper Analytical Services, Inc. for the Fund's investment objective which is subject to change on a monthly basis through October 31, 2000. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 7.52% for the period June 14, 2000 (commencement of operations)
/4/Ratio of net investment income to average net assets in less than 0.01%.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Value Opportunities Fund

                                                                                            June 3, 1998
                                                                                            (Commencement
                                                                                           of Operations)
                                                                                               through
                                                               Year Ended October 31         October 31,
                                                             --------------------------    ----------------
                                                               2000              1999                1998
Per-Share Data ($)
 Net asset value, beginning of period                        $ 11.23           $  9.24         $     10.00
                                                             ---------------------------------------------
 Investment operations:
 Investment income (loss)--net                                  0.05             (0.01)                 --
 Net realized and unrealized gain (loss) on investments         4.80              2.00               (0.75)
                                                             ---------------------------------------------
 Total from investment operations                               4.85              1.99               (0.75)
                                                             ---------------------------------------------
 Distributions:
 Dividends in excess of net investment income                     --                --               (0.01)
 Dividends from net realized gains on investments              (1.21)               --                  --
                                                             ---------------------------------------------
 Total Distributions                                           (1.21)               --               (0.01)
                                                             ---------------------------------------------
 Net asset value, end of period                              $ 14.87           $ 11.23         $      9.24

 Total return (%)                                              47.19%            21.54%              (7.49)%/1/

 Ratios/Supplemental Data
 Net assets, end of period ($ x 1,000)                       $58,644           $30,238         $     8,634
 Ratio of expenses to average net assets                        1.15%             1.18%               1.16%/2/
 Ratio of net income (loss) to average net assets               0.41%            (0.10)%              0.05%/2/
 Portfolio turnover rate                                      137.41%           140.07%              97.30%/1/

/1/ For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
/2/ Annualized.

For More Information


For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
PFPC Inc.,
P.O. Box 8909
Wilmington, DE  19899-8909

On the Internet:

TCW GALILEO FUNDS, INC.
www.tcwgroup.com

You may visit the SEC's website at http://www.sec.gov to view text-only versions of Fund documents filed with the SEC. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-0102 or electronic request at the following e-mail address: www.publicinfo@sec.gov.

                 TCW Galileo Funds, Inc.

                 SEC file number: 811-7170

                 More information on the Fund is available free upon request, including the following:

                 Annual / Semi-Annual Report

                 Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

                 Statement of Additional Information (SAI)

                 Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.